                                                                     EXHIBIT (b)


                          Rule 30a-2(b) CERTIFICATIONS

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ING Clarion Investors, LLC (the Registrant), do hereby certify, to such officer's knowledge, that:



         (1) ING Clarion Investors LLC on Form N-CSR of the Registrant for the period ended April 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:   September 9, 2004
        -------------------------------


         /s/ Annemarie Gilly
---------------------------------------

Name:    Annemarie Gilly

Title:   President and Chief Executive Officer



Dated:   September 9, 2004
        -------------------------------


         /s/ Jeff Lazar
---------------------------------------

Name:  Jeff Lazar

Title:    Treasurer and Chief Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.